                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           September 14, 1998
                                                ------------------------------

First Chicago NBD Corporation
-----------------------------
(Exact name of registrant as specified in its charter)


         Delaware                        1-7127                  38-1984850
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


One First National Plaza,  Chicago, IL                              60670
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(Address of principal executive offices)                          (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------

Item 5. Other Events
------


     The Registrant hereby incorporates by reference the information contained in Attachment A hereto in response to this Item 5.




Pursuant to the requirements of the Securities Exchange Act of l934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  First Chicago NBD Corporation
                                  -----------------------------
                                  (Registrant)


Date:  September 15, 1998         By:  /s/ M. Eileen Kennedy
      ---------------------           ------------------------------------
                                  Title: Senior Vice President and
                                         Treasurer

                                  Attachment A
                                  ------------


     CHICAGO AND COLUMBUS, Sept. 15, 1998 Shareholders have approved the merger of equals of BANC ONE CORPORATION and First Chicago NBD Corporation in separate meetings today, the companies announced.

     A total of 98 percent of BANC ONE shareholders voting approved the merger as did 93 percent of First Chicago NBD shareholders who voted.

     In other significant action, the Federal Reserve Board approved the merger on July 14, 1998. As previously announced, the Department of Justice endorsed the companies' divestiture plan last week.

     The merger is expected to be completed in October.

     In addition, the companies today announced the composition of the post-merger, 22-member Board of Directors for BANK ONE, comprised of 11 from BANC ONE's board and 11 from First Chicago NBD's board. Joining Verne G. Istock and John B. McCoy as inside directors will be Vice Chairmen Richard J. Lehmann and David J. Vitale.

     The entire board will stand for election at BANK ONE's first annual meeting in May, 1999, and annually thereafter.

     BANK ONE CORPORATION will be the nation's fifth-largest bank holding company with assets of more than $240 billion and managed assets of more than $280 billion. It will be a major corporate bank nationally and in selected international markets, the nation's second-largest credit card company, the leading retail bank in eight states and the leading business bank in the Midwest and Arizona, and the third-largest bank mutual fund company.

                          BANK ONE CORPORATION BOARD

     John H. Bryan                       Siegfried Buschmann
     Chairman, Chief Executive           Chairman, Chief Executive
     Sara Lee Corp.                      The Budd Co.
     Chicago                             Troy, Mich.

     James S. Crown                      Bennett Dorrance
     General Partner                     Private investor
     Henry Crown and Company             Chairman, Managing Director
     Chicago                             DMB Associates
                                         Phoenix

     Dr. Maureen A. Fay, O.P.            John R. Hall
     President                           Retired Chairman, Chief Executive
     University of Detroit Mercy         Ashland, Inc.
     Detroit                             Ashland, Ky.

     Verne G. Istock                     Laban P. Jackson Jr.
     Chairman*                           Chairman, Chief Executive
     BANK ONE CORPORATION                Clear Creek Properties, Inc.
     Chicago                             Lexington, Ky.

     John W. Kessler                     Richard J. Lehmann
     Chairman                            Vice Chairman*
     The New Albany Company              BANK ONE CORPORATION
     Columbus, Ohio                      Chicago

     William G. Lowrie                   Richard A. Manoogian
     President                           Chairman, Chief Executive
     Amoco Corp.                         Masco Corp.
     Chicago                             Taylor, Mich.

     William T. McCormick                John B. McCoy
     Chairman, Chief Executive           President, Chief Executive*
     CMS Energy Corp.                    BANK ONE CORPORATION
     Dearborn, Mich.                     Chicago

     Thomas E. Reilly Jr.                John W. Rogers Jr.
     Chairman, Chief Executive           Chairman, President
     Reilly Industries, Inc.             Ariel Capital Management, Inc.
     Indianapolis, Ind.                  Chicago

     Thekla R. Shackelford               Alex Shumate
     Education Consultant                Office Managing Partner
     Columbus, Ohio                      Squire, Sanders & Dempsey
                                         Columbus, Ohio

     Frederick P. Stratton Jr.           John C. Tolleson
     Chairman, Chief Executive           Former Chairman, Chief Executive
     Briggs & Stratton Corp.             First USA, Inc.
     Milwaukee, Wis.                     Dallas

     David J. Vitale                     Robert D. Walter
     Vice Chairman*                      Chairman, Chief Executive
     BANK ONE CORPORATION                Cardinal Health, Inc.
     Chicago                             Columbus, Ohio


     *Reflects title in BANK ONE once merger is completed.